Exhibit 10.6

SECOND REVISED, AMENDED AND RESTATED

MUTUAL ASSISTANCE AGREEMENT

This Second Revised, Amended and Restated Mutual Assistance Agreement (“Mutual Assistance Agreement” or “Agreement”) is entered by and among the companies listed on the signature page hereto (each a “Company” and collectively the “Companies”).

WHEREAS, each Company is a subsidiary of FirstEnergy Corp. (“FirstEnergy”);

WHEREAS, FirstEnergy Service Company (“Service Company”) provides corporate, administrative, management and other services within the FirstEnergy holding company system under Service Company agreements;

WHEREAS, from time to time, the Companies may request and/or may require non-power goods and services from one or more of their affiliated companies (individually, “Affiliate” and collectively, “Affiliates”) within the FirstEnergy holding company system; and

WHEREAS, from time to time various opportunities arise for the Companies to effect economies of scale and better utilization of available resources through transfers of a broader range of goods and services by, between and among the Companies, such that the Companies desire to enter into this Mutual Assistance Agreement, which supersedes any other agreements that may have existed between the parties hereto related to the matters covered by this Mutual Assistance Agreement, as applicable, for providing goods and services between them;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	DESCRIPTION AND PROVISION OF SERVICES.

(A)	SERVICES.

As used herein, “Services” refers to the list of services set forth in Attachment I hereto, as will be reviewed annually and updated as required by law or when otherwise deemed appropriate by the parties hereto.

(B)	GOODS.

As used herein, “Goods” refers to goods incidental to the Services, electric transmission, distribution, office, administrative and general plant materials, supplies and equipment not “in place” or “installed”. As contemplated hereunder, transactions in Goods may be, but need not be, incidental to the provision of Services.

(C)	REQUESTS FOR GOODS AND SERVICES.

From time to time each Company, in its sole discretion, may determine, request or, upon the request of another Company, furnish to such other Company, upon the terms and conditions set forth herein, one or more of the Goods and Services (including, in the case of Goods, those which at the time are inadequate, obsolete, unfit, or unnecessary or unadapted for use in the operations of the Company to which such request is made).

2.	PRICING.

(a) All transactions carried out pursuant hereto shall be affected as follows:

(i) if a regulated Company furnishes Goods or Services to a regulated Affiliate, then such furnishing Company shall be paid for such Goods or Services at cost in the case of the performance of Services (including all applicable direct and indirect costs of the furnishing Company), or cost less accumulated depreciation in the case of the sale of Goods (including all applicable direct and indirect costs of the furnishing Company);

(ii) if a regulated Company furnishes Goods or Services to Service Company, the Company shall be paid for such Goods or Services at the higher of (A) cost in the case of the performance of Services (including all applicable direct and indirect costs of the furnishing Company), or cost less depreciation in the case of the sale of Goods (including all applicable direct and indirect costs of the furnishing Company) or (B) market price; and

(iii) (A) if a regulated Company furnishes Goods or Services to a non-regulated Affiliate, then the furnishing Company shall be paid for such Goods or Services at a price that is the higher of cost or market price; or (B) if a non-regulated Company furnishes Goods or Services to a regulated Company, then the furnishing Company shall be paid for such Goods or Services at a price that is, in the case of Goods, the lesser of cost less accumulated depreciation or market price, and, in the case of Services not made generally available to the public by the non-regulated Company, the lesser of fully allocated cost and market price.

(b) Costs include, as applicable, wages and salaries of employees and related fringe benefit expenses (such as health care, life insurance, payroll taxes, pensions, and other employee welfare expenses), equipment, tooling, materials, subcontract costs, overheads, cost of capital, and taxes.

3.	BILLING, PAYMENT, AND ACCOUNTING.

(a) Costs are accumulated within the Companies’ integrated accounting system related to the Services and Goods provided hereunder in order to support the inter-company billing, which shall be performed monthly by Service Company. Details supporting each transaction are contained within the integrated accounting system, in accordance with applicable FirstEnergy procedures and processes, as amended from time to time.

(b) Direct charges to a Company shall be made so far as charges can be identified and related to the particular transactions involved without excessive effort or expense. Whenever possible, charges for Services rendered hereunder between the Companies, including personnel and non-personnel costs and expenses and related costs and expenses that relate to a particular requesting Company, shall be billed by the providing Company directly to such requesting Company. For those charges that cannot be direct billed either because the Services giving rise to those charges are provided to, or on behalf of, more than one recipient Company or the charges themselves are not easily susceptible to precise identification with a particular or specific transaction, the providing Company shall allocate such costs in accordance with an allocation method recommended and provided by Service Company from among its approved allocation methods, as such methods may be amended from time to time as required by law or when otherwise deemed appropriate by the parties to the Service Company agreements.

(c) To the extent a Company is required to pay cost for Goods or Services, as provided in Section 2 of this Agreement, such costs:

(i) shall not exceed a fair and equitable allocation of expenses (including the price paid for goods) plus reasonable compensation for necessary capital procured through the issuance of capital stock (or similar securities);

(ii) for Services rendered by a providing Company, shall be determined and calculated based upon the time records of employees, and records of related expenses, including out-of-pocket expenses that are billed at cost;

(iii) may include taxes, interest, other overhead, and compensation for the use of capital procured by the issuance of capital stock (or similar securities), which shall be fairly and equitably allocated. Interest on borrowed capital and compensation for the use of capital shall represent a reasonable return on only the amount of capital reasonably necessary for the performance of services or construction for, or the selling of goods to, customers for whom transactions are performed at cost. Such amount shall not include the cost of assignment of, or any capitalization of, any service, sales, or construction contract; and

(iv) shall not include any expense (including the price paid for goods) incurred in a transaction with an affiliated Company of the providing Company, to the extent that it exceeds the cost of such transaction to such affiliated Company.

(d) Billing and payment for Goods and Services provided shall be by making appropriate accounting entries on the books of the affected Companies. Financial settlement for Goods and Services provided will be made on a monthly basis, with billing to occur as soon as practicable after the close of the month, and financial settlement or accounting entries completed within thirty (30) days of billing. Any amount remaining unpaid by a Company after thirty (30) days following billing shall bear interest thereon from the due date of billing until financial settlement at a rate equal to the prime rate on the due date.

(e) FirstEnergy’s Internal Auditing Department shall periodically audit inter-Company transactions and billings hereunder. The audits shall also include an evaluation of the work order process in order to assure that transactions and charges have been properly authorized, calculated, allocated (if applicable), invoiced, recorded, paid and tracked.

(f) The supporting records and details related to all inter-company billings, including direct charges and allocated charges, and applicable allocation methods (in order to enable testing with respect to cost allocations to and from affiliates), will be retained for auditing purposes in accordance with applicable law and regulation.

4.	WAIVER.

To the extent that the Goods and Services are furnished at cost, or cost less depreciation, if any pursuant to Section 2, and to facilitate the undertaking of this Mutual Assistance Agreement, each Company expressly waives any right it may have to recover from the other Companies for any losses, damages, penalties, liabilities, claims or expenses (including damage to its own property or liabilities to third parties) for any cause whatsoever including without limitation the negligence of the other Companies, its employees and agents in connection with the provision of Goods and Services that are furnished at cost.

5.	TERM AND TERMINATION.

(A)	INITIAL TERM.

This Agreement shall commence as of the date first indicated above and shall continue thereafter for a period of five (5) years (the “Initial Term”), unless sooner terminated pursuant to this Section 5.

(B)	RENEWAL TERM.

Upon expiration of the Initial Term, this Agreement shall automatically renew for successive five (5)-year terms unless either party provides written notice of nonrenewal no later than three hundred and sixty-five (365) days prior to the end of the then-current term (each a “Renewal Term” and together with the Initial Term, the “Term”). If the Term is renewed for one or more Renewal Term, the terms and conditions of this Agreement during each Renewal Term shall be the same as the terms and conditions in effect immediately prior to such renewal. If either party provides timely notice of nonrenewal, this Agreement shall terminate on the expiration of the then-current Term, unless sooner terminated pursuant to this Section 5.

(C)	VOLUNTARY TERMINATION.

Any party to this Agreement may terminate this Agreement by providing one hundred eighty (180) days written notice of such termination to the other parties.

(D)	AUTOMATIC TERMINATION OF A PARTY.

A Company’s rights and obligations as a party to this Agreement shall automatically terminate upon such Company (i) ceasing to be an Affiliate; (ii) becoming insolvent or admitting its inability to pay its debt obligations as they come due; (iii) becoming subject, voluntarily or involuntarily, to any proceeding under any bankruptcy or insolvency law, which is not stayed within ten (10) business days or is not dismissed or vacated within thirty (30) business days after filing; (iv) being dissolved or liquidated or taking any corporate action for such purpose; (v) making a general assignment for the benefit of creditors; or (vi) having a receiver, trustee, custodian, or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business. In the event of a termination of a party to this Agreement pursuant to this Section 5(E), there shall be a transition period not to exceed ninety (90) days for which the providing Company will continue to provide Goods and Services at cost to its Affiliates.

6.	NOTICE.

Where written notice is required by this Mutual Assistance Agreement, all notices, consents, certificates, or other communications hereunder shall be in writing and shall be deemed given to the persons and at the addresses identified on the signature pages (or to such other person and address as a party may give in a notice given in accordance with the provisions hereof) only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent for next day delivery by United States registered, certified or express mail, or overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, or (iii) if sent by electronic mail, upon electronic confirmation of receipt, except that if such confirmation occurs on a day that is not a business day, then such notice or other communication will not be deemed effective or given until the next succeeding business day. Notices sent in any other manner will not be effective.

7.	MODIFICATION OR AMENDMENT.

No amendment, change or modification to this Mutual Assistance Agreement shall be valid unless made in writing and signed by the parties hereto, and upon the receipt of any required regulatory approvals as described in Section 8 below. This Agreement is subject to modification at any time to the extent its performance may conflict with any rule, regulation, requirement, or order of the state or federal electric utility regulatory commission with jurisdiction over a Company.

8.	REGULATORY APPROVALS, STATE LAW.

This Agreement, and any amendments thereto, shall be subject to the approval of any state electric utility regulatory commission whose approval is, by the laws of the federal government or said state, a legal prerequisite to the execution and delivery or the performance of this Agreement; and any transactions hereunder shall be in compliance with applicable state laws and regulations.

9.	GOVERNING LAW.

For purposes of providing Goods or Services hereunder, in the case of each transaction hereunder, this Mutual Assistance Agreement shall be governed by, and construed under, the laws of the state in which the principal offices of the Company providing the Goods or Services hereunder are located, without regard to its conflict of laws provisions.

10.	ASSIGNMENT.

This Mutual Assistance Agreement shall inure to the benefit and shall be binding upon the undersigned parties and their respective successors and assigns. No assignment of this Agreement or of any party’s rights, interests or obligations hereunder, may be made without the other Parties’ consent, which shall not be unreasonably withheld, delayed or conditioned.

11.	ENTIRE AGREEMENT.

This Agreement, together with its exhibits, constitutes the entire understanding and agreement of the parties with respect to its subject matter, and effective upon the execution of this Agreement by the respective parties hereof, any and all prior agreements, understandings or representations with respect to this subject matter are hereby terminated and canceled in their entirety and are of no further force and effect, except to the extent transactions thereunder have taken place prior to such effective date, in which case such agreements will govern the terms of such transactions.

12.	LEGAL RESPONSIBILITY.

Nothing herein contained shall render any party liable for the obligations of any other party hereunder and the rights, obligations and liabilities of the parties are several in accordance with their respective obligations, and not joint.

13.	HEADINGS.

The headings contained in this Mutual Assistance Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Mutual Assistance Agreement.

14.	SEVERABILITY.

The provisions of this Mutual Assistance Agreement will be deemed severable, and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof.

15.	COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. The exchange of copies of this Agreement and of executed signature pages by electronic mail in “portable document format” (“.pdf”) or by a combination of such means, will constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of an original Agreement for all purposes. Signatures of the parties transmitted by electronic mail or by .pdf shall be deemed to be original signatures for all purposes.

16.	THIRD PARTY BENEFICIARIES.

Nothing in this Mutual Assistance Agreement shall be deemed to create any right in any creditor or other person or entity not a party hereto. This Mutual Assistance Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of January 1, 2024.

AMERICAN TRANSMISSION	By:	/s/ Steven R. Staub
SYSTEMS, INCORPORATED	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

ALLEGHENY ENERGY SUPPLY	By:	/s/ Steven R. Staub
COMPANY, LLC	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

FIRSTENERGY PENNSYLVANIA	By:	/s/ Steven R. Staub
ELECTRIC COMPANY	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

Signature Pages to Mutual Assistance Agreement

FIRSTENERGY PROPERTIES, INC.	By:	/s/ Steven R. Staub
	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

FIRSTENERGY SERVICE COMPANY	By:	/s/ Steven R. Staub
	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

FIRSTENERGY TRANSMISSION, LLC	By:	/s/ Steven R. Staub
	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

Signature Pages to Mutual Assistance Agreement

GPU NUCLEAR, INC.	By:	/s/ Steven R. Staub
	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

KEYSTONE APPALACHIAN	By:	/s/ Steven R. Staub
TRANSMISSION COMPANY	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

MID-ATLANTIC INTERSTATE	By:	/s/ Steven R. Staub
TRANSMISSION, LLC	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

Signature Pages to Mutual Assistance Agreement

OHIO EDISON COMPANY	By:	/s/ Steven R. Staub
	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

SUVON, LLC	By:	/s/ Steven R. Staub
	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

THE CLEVELAND ELECTRIC	By:	/s/ Steven R. Staub
ILLUMINATING COMPANY	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

Signature Pages to Mutual Assistance Agreement

THE TOLEDO EDISON COMPANY	By:	/s/ Steven R. Staub
	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

TRANS-ALLEGHENY INTERSTATE	By:	/s/ Steven R. Staub
LINE COMPANY	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

Signature Pages to Mutual Assistance Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of July 29, 2024.

MONONGAHELA POWER COMPANY	By:	/s/ Steven R. Staub
	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

THE POTOMAC EDISON COMPANY	By:	/s/ Steven R. Staub
	Name:	Steven R. Staub
	Title:	Vice President and Treasurer

Notice:
c/o President
76 South Main Street
Akron, OH 44308

Signature Pages to Mutual Assistance Agreement

ATTACHMENT I

DESCRIPTION OF SERVICES

Service	Description
Engineering, Operating Maintenance and Management Services	Design, engineering, commission, construction, operation, restoration, corrective and preventative maintenance, repair, testing and nonpower services incidental to transmission and distribution facilities (including substation and line maintenance), generation facilities operations and maintenance (including personnel to perform such services), and asset management services.

Engineering Support Services	Lab testing, research and development, engineering and support services for transmission and support services for transmission and distribution, construction and maintenance facilities, functions, and activities.

Use of Space	Use or lease of office, warehouse, storage and other space or facilities, and associated warehousing and storage services.

Regional Support Services	Utilize utility operations level experience to provide regional support related to utility operations functions including in connection with providing Engineering Services, Human Resources Services, Facilities Services, Regional Claims Services, Labor Contract Negotiations Services, Area Managers, and related utility operations functions.

Storm Support Services	Utilize utility operations level experience to provide storm support services including storm-related construction and reconstruction, operations, and line restoration services to address storm-related conditions.

Environmental Services	Provide services and assistance related to identifying, managing, and remediating environmental threats or risks.

Safety & Human Performance	Advising and implementation of safety related training, practices, and policies.

Communications/Software Services	Services include pagers, cell phones, computers, radios, IPads, laptops, software, and hardware.

(i)

Service	Description
Meter Services	Provide services related to maintenance, operation, engineering, testing, and repair of meters and related equipment.

Transportation and Garage Services	Provide services related to transportation maintenance practices and support.

Forestry and Vegetation Management Services	Provide services related to forestry and vegetation management such as routine pruning, controlling, or removing of vegetation as required to maintain line reliability, maintain access, make repairs, or restore service.

Microfilming Services	Provide services related to microfilm storage and retrieval.

Records Retention and Storage	Provide services related to records storage, retrieval, and planning.

Reprographic Services	Provide services related to production printing, document imaging, and graphic services.

Remittance Processing	Provide services related to processing customer payments and depositing funds.

Transmission and Distribution Skills Training	Develop and facilitate technical and safety training for workers associated with distribution activities, including line, substation, meter, fleet, warehouse, field engineering, and dispatch. Provide support through equipment evaluation, training analyses, job assessments, and project coordination.

(ii)